Exhibit 4.2

SUPPLEMENTAL DEFERRED COMPENSATION PLAN (SDCP)

DEFERRAL ELECTION FORM FOR NON-EMPLOYEE DIRECTORS

Gap Inc. Global Benefits Department: 901 Cherry Avenue, San Bruno, CA 94066, FAX: (650) 874-6331

Last Name                                                                First Name                                                                 Middle initial

Mailing Address

City                                                                              State                                                                               Zip

Contact Number                                                                                                             email

SSN                                                                                                                 Date of Birth

Complete Section 1, Section 2A or 2B, Section 3 and Section 4.

Section 1: Election to Defer Board Fees earned in 2006i

I elect to defer         % of my Board Fees earned in the four fiscal year quarters beginning after January 1, 2006 for service on the Gap Inc. Board. I understand that this election is irrevocable and cannot be changed.

Section 2: Deferral Payout Methodii

A. I elect to have my Board fee deferral paid to me following termination of my service on the Board in the following manner, with the understanding that such election is irrevocable and cannot be changed (choose one):

☐	Lump sum	☐	10-year installments
☐	5-year installments	☐	15-year installments

-OR-

B. I elect to have my Board fee deferral paid to me in the following year (or in a lump sum upon termination if termination occurs prior to such year), with the understanding that such election is irrevocable and cannot be changed (choose one):

☐	2011	☐	2014	☐	2017	☐	2020	☐	Other:
☐	2012	☐	2015	☐	2018	☐	2021
☐	2013	☐	2016	☐	2019	☐	2022

Section 3: Investment Election

Select your notional investment funds below in 1% increments. The total must equal 100%.

T. Rowe Price New Horizons Fund %
RiverSource New Dimensions Fund (Class Y)%
Hotchkis & Wiley Large Cap Value Fund (Class I)%
Vanguard 500 Index Fund %
American Balanced Fund (Class R-4)%
PIMCO Total Return Fund (Administrative Class)%
Gap Stock Fundiii %
Fixed Rate Option (2006 rate is 5.27%)%

TOTAL: %	(Must = 100%)

Section 4: Authorization

My signature below indicates my agreement and understanding that any election I make on this form is subject to all the terms and conditions contained in the SDCP. I acknowledge that I have received and read a copy of the Summary Plan Description/prospectus, the Plan Highlights Brochure, the Investment Fund prospectuses, and all the information on this form.

Signature:                                                                                                                   Date:

i    I understand that I can defer up to 100% of my Board Fees related to the fees paid for my service on the Gap Inc. Board of Directors. I understand that my election must be in whole percentages, and cannot be a specific dollar amount . I understand that I cannot stop or make changes to my deferral until the next annual enrollment period. I understand that this election is irrevocable and cannot be changed. I understand that I must make an active election with each annual enrollment period. I understand that my election will not automatically continue from year to year. I understand that Board Fee deferral payouts are fully taxable to me in the year I receive them. If I am enrolling in the middle of a year, I understand that I must make my election within 30 days of becoming eligible, and my election applies only to Board Fees earned after the effective date of my election.

ii    I understand that deferral balances and any earnings will be paid in a lump sum upon termination, resignation or removal from the Board before the age of 50 or if my total balance in the Supplemental Deferred Compensation Plan is less than $10,000 at the time of my termination, resignation or removal, regardless of the payment method that I have selected. In that event, payment will be made to me in a lump sum in the earlier of my selected year or upon termination of service.

iii    I understand that my investment election into the notional Gap Stock Fund will take effect at the end of the calendar quarter following the date of my election. Until the investment in the Gap Stock Fund takes effect, amounts subject to that election will be invested in the RiverSource Cash Management Fund (Class Y).

Plan #2273

SUPPLEMENTAL DEFERRED COMPENSATION PLAN (SDCP)

BONUS DEFERRAL ELECTION FORM FOR EXECUTIVES

Bonus Payable in 2007

Gap Inc. Global Benefits Department: 901 Cherry Avenue, San Bruno, CA 94066, FAX: (650) 874-6331

Last Name                                                                First Name                                                                 Middle initial

Mailing Address                                                                   City/State                                                                    Zip

SSN                                                                      Phone Number                                                                        email

Complete Section 1, Section 2A or 2B, Section 3 and Section 4.

Section 1: Election to Defer Focal, Executive/ Management Incentive Cash Award Plan Bonusi

I elect to defer             % of my eligible bonus (payable in 2007). I understand that this election is irrevocable and cannot be changed.

Section 2: Deferral Payout Methodii

I elect to have my bonus deferral paid to me in the following manner, with the understanding that such election is irrevocable and cannot be changed (choose one):

A. Paid upon termination of employment, in the following method:

☐	Lump sum	☐	10-year installments
☐	5-year installments	☐	15-year installments

-OR-

B. Paid while employed by Gap Inc. in the following year (or in a lump sum upon termination if termination occurs prior to such year):

☐	2011	☐	2014	☐	2017	☐	2020	☐	Other:
☐	2012	☐	2015	☐	2018	☐	2021
☐	2013	☐	2016	☐	2019	☐	2022

Section 3: Investment Election

(Note: Do not complete this section if you are also making a salary deferral election. The bonus deferral will follow the same investment allocation as your salary deferral. )

Select your notional investment funds below in 1% increments. The total must equal 100%.

T. Rowe Price New Horizons Fund %
RiverSource New Dimensions Fund (Class Y)%
Hotchkis & Wiley Large Cap Value Fund (Class I)%
Vanguard 500 Index Fund %
American Balanced Fund (Class R-4)%
PIMCO Total Return Fund (Administrative Class)%
Gap Stock Fundiii %
Fixed Rate Option (2006 rate is 5.27%)%

TOTAL: %	(Must = 100%)

Section 4: Authorization

My signature below indicates my agreement and understanding that any election I make on this form is subject to all the terms and conditions contained in the SDCP. I acknowledge that I have received and read a copy of the Summary Plan Description/prospectus, the Plan Highlights Brochure, the Investment Fund prospectuses, and all the information on this form.

Signature                                                                                                                     Date

i    I understand that I can defer up to 90% of my eligible bonus. I understand that my election must be in whole percentages and cannot be a specific dollar amount. I understand that I must make an active election with each annual enrollment period. I understand that my election will not automatically continue from year to year. I understand that deferring a large percentage of my bonus may result in applicable taxes (generally FICA taxes) being withheld from future paychecks I understand that bonus deferral payouts are fully taxable to me in the year I receive them.

ii    I understand that deferral balances and any earnings will be paid in a lump sum upon termination if I leave the company before the age of 50 or if my total balance in the Supplemental Deferred Compensation Plan is less than $10,000 at the time of my termination, regardless of the payment method that I have selected. In that event, payment will be made to me in a lump sum in the earlier of my selected year or upon termination of my employment. I understand that participants who are determined to be a Key Employee are subject to a 6-month wait period for any SDCP distribution that is payable upon termination of employment.

iii    I understand that my investment election into the notional Gap Stock Fund will take effect at the end of the calendar quarter following the date of my election. Until the investment in the Gap Stock Fund takes effect, amounts subject to that election will be invested in the RiverSource Cash Management Fund (Class Y).

Plan #2273

SUPPLEMENTAL DEFERRED COMPENSATION PLAN (SDCP)

SALARY DEFERRAL ELECTION FORM FOR EXECUTIVES

Gap Inc. Global Benefits Department: 901 Cherry Avenue, San Bruno, CA 94066, FAX: (650) 874-6331

Last Name                                                                First Name                                                                 Middle initial

Mailing Address                                                                   City/State                                                                    Zip

SSN                                                                      Phone Number                                                                        email

Complete Section 1, Section 2A or 2B, Section 3 and Section 4.

Section 1: Election to Defer base salaryi

I elect to defer             % of my base salary in 2006 (deferral election will be applied to base salary for the payroll period beginning on or after January 1, 2006 through the payroll period beginning by December 31, 2006). I understand that this election is irrevocable and cannot be changed.

Section 2: Deferral Payout Methodii

A. I elect to have my salary deferral and any applicable company match paid to me in the following manner upon termination of employment, with the understanding that such election is irrevocable and cannot be changed (choose one):

☐	Lump sum	☐	10-year installments
☐	5-year installments	☐	15-year installments

-OR-

B. I elect to have my salary deferral paid while employed by Gap Inc. in the following year or in a lump sum upon termination if termination occurs prior to such year (any applicable company match will not be paid while employed, but will be paid as a lump sum upon termination), with the understanding that such election is irrevocable and cannot be changed (choose one):

☐	2011	☐	2014	☐	2017	☐	2020	☐	Other:
☐	2012	☐	2015	☐	2018	☐	2021
☐	2013	☐	2016	☐	2019	☐	2022

Section 3: Investment Election

Select your notional investment funds below in 1% increments. The total must equal 100%.

T. Rowe Price New Horizons Fund %
RiverSource New Dimensions Fund (Class Y)%
Hotchkis & Wiley Large Cap Value Fund (Class I)%
Vanguard 500 Index Fund %
American Balanced Fund (Class R-4)%
PIMCO Total Return Fund (Administrative Class)%
Gap Stock Fundiii %
Fixed Rate Option (2006 rate is 5.27%)%

TOTAL: %	(Must = 100%)

Section 4: Authorization

My signature below indicates my agreement and understanding that any election I make on this form is subject to all the terms and conditions contained in the SDCP. I acknowledge that I have received and read a copy of the Summary Plan Description/prospectus, the Plan Highlights Brochure, the Investment Fund prospectuses, and all the information on this form.

Signature:                                                                                                                   Date:

i    I understand that I can defer up to 75% of my base salary. I understand that my election must be in whole percentages and cannot be a specific dollar amount . I understand that I cannot stop or make changes to my deferral until the next annual enrollment period. I understand that this election is irrevocable and cannot be changed. I understand that I must make an active election with each annual enrollment period. I understand that my election will not automatically continue from year to year. I understand that salary deferral payouts are fully taxable to me in the year I receive them. If I am enrolling in the middle of a year, I understand that I must make my election within 30 days of becoming eligible, and my election applies only to salary earned after the effective date of my election.

ii    I understand that deferral balances will be paid in a lump sum upon termination if I leave the company before the age of 50 or if my total balance in the Supplemental Deferred Compensation Plan is less than $10,000 at the time of my termination, regardless of the payment method that I have selected. In that event, payment will be made to me in a lump sum in the earlier of my selected year or upon termination. I understand that participants determined to be a Key Employee are subject to a 6-month wait period for any SDCP distribution upon termination of employment.

iii    I understand that my investment election into the notional Gap Stock Fund will take effect at the end of the calendar quarter following the date of my election. Until the investment in the Gap Stock Fund takes effect, amounts subject to that election will be invested in the RiverSource Cash Management Fund (Class Y).

Plan #2273

SUPPLEMENTAL DEFERRED COMPENSATION PLAN (SDCP)

BONUS DEFERRAL ELECTION FORM FOR EXECUTIVES

Sign-On Bonus

Gap Inc. Global Benefits Department: 901 Cherry Avenue, San Bruno, CA 94066, FAX: (650) 874-6331

Complete Section 1, Section 2A or 2B, Section 3 and Section 4.

Last Name                                                                First Name                                                                 Middle initial

Mailing Address                                                                   City/State                                                                    Zip

SSN                                                                      Phone Number                                                                        email

Section 1: Election to Defer Sign-On Bonusi

I elect to defer             % of my eligible sign-on bonus. I understand that this election is irrevocable and cannot be changed.

Section 2: Deferral Payout Methodii

I elect to have my Sign-On bonus deferral paid to me in the following manner, with the understanding that such election is irrevocable and cannot be changed (choose one):

A. Paid upon termination of employment, in the following method:

☐	Lump sum	☐	10-year installments
☐	5-year installments	☐	15-year installments

-OR-

B. Paid while employed by Gap Inc. in the following year (or in a lump sum upon termination if termination occurs prior to such year):

☐	2011	☐	2014	☐	2017	☐	2020	☐	Other:
☐	2012	☐	2015	☐	2018	☐	2021
☐	2013	☐	2016	☐	2019	☐	2022

Section 3: Investment Election

Select your notional investment funds below in 1% increments. The total must equal 100%.

T. Rowe Price New Horizons Fund %
RiverSource New Dimensions Fund (Class Y)%
Hotchkis & Wiley Large Cap Value Fund (Class I)%
Vanguard 500 Index Fund %
American Balanced Fund (Class R-4)%
PIMCO Total Return Fund (Administrative Class)%
Gap Stock Fund %
Fixed Rate Option (2006 rate is 5.27%)%

TOTAL: %	(Must = 100%)

Section 4: Authorization

My signature below indicates my agreement and understanding that any election I make on this form is subject to all the terms and conditions contained in the SDCP. I acknowledge that I have received and read a copy of the Summary Plan Description/prospectus, the Plan Highlights Brochure, the Investment Fund prospectuses and all the information on this form.

Signature                                                                                                                     Date

i    I understand that I can defer up to 90% of my eligible bonus. I understand that my election must be in whole percentages and cannot be a specific dollar amount. I understand that the deferred sign-on bonus is subject to a 1-year vesting period. And, if I do not remain employed with the company or an affiliate for the entire one-year period, the deferral and any deemed interest will be forfeited. I understand that deferring a large percentage of my sign-on bonus may result in applicable taxes (generally FICA taxes) being withheld from future paychecks. I understand that bonus deferral payouts are fully taxable to me in the year I receive them.

ii    I understand that deferral balances will be paid in a lump sum upon termination if I leave the company before the age of 50 or if my total balance in the Supplemental Deferred Compensation Plan is less than $10,000 at the time of my termination, regardless of the payment method that I have selected. In that event, payment will be made to me in a lump sum in the earlier of my selected year or upon termination of employment. I understand that participants who are determined to be a Key Employee are subject to a 6-month wait period for any SDCP distribution upon termination of employment.

iii    I understand that my investment election into the notional Gap Stock Fund will take effect at the end of the calendar quarter following the date of my election. Until the investment in the Gap Stock Fund takes effect, amounts subject to that election will be invested in the RiverSource Cash Management Fund (Class Y).

Plan #2273